Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

IN CONNECTION WITH THE QUARTERLY REPORT OF NEW MEDIUM ENTERPRISES, INC. ON FORM 10-QSB FOR THE PERIOD ENDING MARCH 31, 2007 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, MAHESH JAYANARAYAN OF NEW MEDIUM ENTERPRISES, INC. CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

(1)	THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED; AND

(2)	THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW MEDIUM ENTERPRISES, INC.

MAY 14, 2007

By: /s/ MAHESH JAYANARAYAN
Mahesh Jayaranayan
Chief Executive Officer, President and Director